UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 21, 2005


                              WHIRLPOOL CORPORATION
               (Exact name of registrant as Specified in Charter)


          DELAWARE                       1-3932                  38-1490038
(State or Other Jurisdiction        (Commission File           (IRS Employer
    of Incorporation)                    Number)             Identification No.)


 2000 M63 NORTH, BENTON HARBOR, MICHIGAN                          49022-2692
(Address of Principal Executive Offices)                          (Zip Code)


                                 (269) 923-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

         On November 21, 2005, Whirlpool Corporation ("Whirlpool") and Maytag Corporation ("Maytag," together with Whirlpool, the "Companies") issued a joint press release announcing that the Securities and Exchange Commission has declared effective Whirlpool's registration statement on Form S-4 (File No. 333-128686) covering the share portion of the consideration to be issued to Maytag's stockholders upon completion of the proposed merger (the "Registration Statement"). The Companies also announced that Maytag would commence mailing the definitive proxy statement/prospectus contained in the Registration Statement to its stockholders on November 22, 2005.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         Press release dated November 21, 2005.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             WHIRLPOOL CORPORATION

Date: November 22, 2005                      By: /s/ Robert T. Kenagy
                                                 -----------------------------
                                                 Name: Robert T. Kenagy
                                                 Title: Corporate Secretary














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                                  EXHIBIT INDEX


99.1     Press Release dated November 21, 2005.